UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2007
CKX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue
	New York, New York	10022
	(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (212) 838-3100
(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-23.1: CONSENT OF ERNST & YOUNG
EX-99.2: COMBINED FINANCIAL STATEMENTS
EX-99.3: UNAUDITED COMBINED FINANCIAL STATEMENTS
EX-99.4: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AMENDMENT NO. 1 ON FORM 8-K/A
CKX, INC.
June 1, 2007
On June 1, 2007, CKX, Inc. (“CKX” or the “Company”) filed a Current Report on Form 8-K dated June 1, 2007 with the Securities and Exchange Commission (“SEC”), with respect to its acquisition of 50% of the outstanding common membership interests of FX Luxury Realty, LLC (the “First Current Report”). This Amendment No. 1 on Form 8-K/A amends the First Current Report to include the financial information required by Item 9.01. On July 9, 2007, the Company filed a Current Report on Form 8-K dated July 9, 2007 with the SEC with respect to FX Luxury Realty LLC’s acquisition of the 50% it did not already own of the Park Central Property (as defined) (the “Second Current Report”). This Amendment No. 1 on Form 8-K/A also amends the Second Current Report to include the financial information required by Item 9.01. For additional information about the dividend subsequently declared by CKX of half of its interest in FX Luxury Realty, LLC and the transfer of the dividend property into two trusts for the benefit of CKX stockholders, please see the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2007.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
THIS AMENDMENT NO. 1 ON FORM 8-K/A AMENDS ITEM 9.01 OF THE CURRENT REPORT TO ADD THE FOLLOWING:
(a) Financial Statement of Businesses Acquired
FX Luxury Realty, LLC was formed on April 13, 2007. Financial statements for FX Luxury Realty, LLC for the periods required by this Item 9.01 are not presented herein because management concluded that the activity of FX Luxury Realty, LLC during such periods, including from the date of inception through June 1, 2007 (the date of the Company’s acquisition of 50% of the common membership interests of FX Luxury Realty, LLC) consisted solely of FX Luxury Realty, LLC’s 50% ownership interest in each of BP Parent, LLC, Metroflag BP, LLC, Metroflag Cable, LLC, Metroflag Polo, LLC, CAP/TOR, LLC, Metroflag SW, LLC, Metroflag HD, LLC, and Metroflag Management, LLC, each of which is a limited liability company (collectively, “Metroflag” or the “Metroflag Entities”). The Metroflag Entities collectively own the 17.72 contiguous acres of land located at the corner of Las Vegas Boulevard and Harmon Avenue in Las Vegas, Nevada known as the “Park Central Property.” In accordance with Item 9.01(a) of Form 8-K, the combined financial statements of the Metroflag Entities are deemed to be the Predecessor financial statements of FX Luxury Realty, LLC. Accordingly, the financial statements of the Metroflag Entities are filed as Exhibits 99.2 and 99.3 with this Form 8-K/A.
(b) Pro forma financial information
In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X is filed as Exhibit 99.4 with this Form 8-K/A.
(d) Exhibits
The following Exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Ernst & Young, LLP.

99.1 *	Press Releases issued by the Company dated June 1, 2007, June 18, 2007 and July 9, 2007.

99.2	Metroflag (Predecessor) Combined Financial Statements as of December 31, 2006 and 2005 and each of the three years in the period ended December 31, 2006.

99.3	Metroflag (Predecessor) Unaudited Combined Financial Statements as of May 31, 2007 and 2006 and for the five months ended May 31, 2007 and 2006.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

*	Filed as exhibits to the Company’s Current Reports on Form 8-K filed on June 1, 2007, June 18, 2007 and July 9, 2007, respectively, and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.
BY:	/s/ Thomas P. Benson
Name:	Thomas P. Benson
Title:	Chief Financial Officer, Executive Vice President and Treasurer

DATE: August 16, 2007